                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EUROPEAN PORTFOLIO

1. Average Annual Total Return (As of December 31, 1994)
                 n
        P (1 + T)  = ERV

     Where:    P = a hypothetical initial payment of $1,000
               T = average annual total return
               N = number of years
             ERV = ending redeemable value at the end of the period

    EXAMPLE:
    -------
      One Year
      --------
              P = $1,000
              T = +0.80%*
              N = 1
            ERV = $1,008.04

    Since inception May 1, 1990
    ---------------------------
              P = $1,000
              T = +6.10%*
              N = Since inception (June 18, 1990)
            ERV = $1,308.41

    * Adjusted for $10 Account Maintenance Fee and 1% Portfolio Transaction Fee.

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- PACIFIC PORTFOLIO

1. Average Annual Total Return (As of December 31, 1994)
                n
       P (1 + T)  = ERV

     Where:    P = a hypothetical initial payment of $1,000
               T = average annual total return
               N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    -------
      One Year
      --------
              P = $1,000
              T = +11.86%*
              N = 1
            ERV = $1,118.58

    Since inception May 1, 1990
    ---------------------------
              P = $1,000
              T = +3.65%*
              N = Since inception (June 18, 1990)
            ERV = $1,176.55

    * Adjusted for $10 Account Maintenance Fee and 1% Portfolio Transaction Fee.

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
     VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EMERGING MARKETS PORTFOLIO

1. Average Annual Total Return (As of December 31, 1994)
                 n
        P (1 + T)  = ERV

     Where:    P = a hypothetical initial payment of $1,000
               T = average annual total return
               N = number of years
             ERV = ending redeemable value at the end of the period

    EXAMPLE:
    -------    P = $1,000
               T = +8.66%**
               N = *
             ERV = $1,098.11*

     * Since inception on April 18, 1994
       ---------------------------------
-----------------------------
    ** Adjusted for $10 account maintenance fee and 2% portfolio transaction fee on purchases, and 1% portfolio transaction fee on redemptions.